UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2014

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, NC	27105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 29, 2014, Hanesbrands Inc. (the “Company”) completed its previously announced acquisition of DBA Lux Holding S.A. (“DBA”). Pursuant to a Share Purchase Agreement and a Supplement Deed to the Share Purchase Agreement, each dated as of August 25, 2014 (collectively, the “Transaction Documents”), by and among the Company, MFB International Holdings S.à r.l. (the “Purchaser”), SLB Brands Holdings, Ltd (the “Institutional Seller”), certain individuals party thereto (the “Management Sellers”), Société Civile de la Dune (“Manager Holding Company 1”) and Gueshov Investissement 1 (“Manager Holding Company 2,” and together with the Institutional Seller, the Management Sellers and Manager Holding Company 1, the “Sellers”), the Purchaser, a wholly owned subsidiary of the Company, purchased from the Sellers 100% of the issued share capital of DBA, including warrants issued by DBA, for a purchase price of approximately €400 million in cash, less any net indebtedness of DBA at closing, and subject to post-closing adjustment to reflect any deviation at closing from a normalized level of working capital (the “Acquisition”).

The foregoing description of the Acquisition is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Documents, copies of which were attached as Exhibits 2.1 and 2.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 26, 2014 and are incorporated herein by reference.

The Company has not finalized calculations required to determine whether the Acquisition will be deemed to involve a “significant amount of assets” pursuant to Instruction 4 of Item 2.01 of Form 8-K. If the Company determines the Acquisition involves a “significant amount of assets,” it will file the financial statements required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As disclosed previously, on July 30, 2014 the Company entered into a Second Amended and Restated Credit Agreement (the “Second Amended Credit Agreement”) with the various financial institutions and other persons from time to time party thereto (the “Lenders”), Suntrust Bank and Branch Banking & Trust Company, as the co-documentation agents, Bank of America, N.A. and PNC Bank, National Association, as the co-syndication agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the joint lead arrangers and joint bookrunners.

On August 29, 2014, the Company borrowed €363 million pursuant to a term loan under the Second Amended Credit Agreement (the “Senior Secured Term Loan”) to finance a portion of the purchase price for the Acquisition and to pay fees and expenses incurred in connection therewith.

The foregoing description of the Senior Secured Term Loan and the Second Amended Credit Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Credit Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2014 and is incorporated herein by reference.

Item 8.01. Other Events

On September 3, 2014, the Company issued a press release announcing the completion of the Acquisition, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
If financial statements are required by Item 9.01(a) of Form 8-K, the Company will file them by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.
(b) Pro Forma Financial Information
If pro forma financial information is required by Item 9.01(b) of Form 8-K, the Company will file such information by amendment within 71 calendar days after the date upon which this Current Report on Form 8-K must be filed.
(d) Exhibits

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1(incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 10.1
Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated July 30, 2014 by and among Hanesbrands Inc., MFB International Holdings S.à r.l., the various financial institutions and other persons from time to time party thereto, Suntrust Bank and Branch Banking & Trust Company, as the co-documentation agents, Bank of America, N.A. and PNC Bank, National Association, as the co-syndication agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 31, 2014).

Exhibit 99.1	Press Release dated September 3, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 3, 2014	HANESBRANDS INC.

	By:	/s/ Joia M. Johnson
Joia M. Johnson
Chief Legal Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 2.1
Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune, and Gueshov Investissement 1 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 2.2
Supplement Deed to the Share Purchase Agreement, dated August 25, 2014, by and among SLB Brands Holding, Ltd., certain individuals named therein, MFB International Holdings, S.À.R.L., Hanesbrands Inc., Société Civile de la Dune and Gueshov Investissement 1(incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on August 26, 2014).

Exhibit 10.1
Second Amended and Restated Credit Agreement (the “Credit Agreement”) dated July 30, 2014 by and among Hanesbrands Inc., MFB International Holdings S.à r.l., the various financial institutions and other persons from time to time party thereto, Suntrust Bank and Branch Banking & Trust Company, as the co-documentation agents, Bank of America, N.A. and PNC Bank, National Association, as the co-syndication agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent, and J.P. Morgan Limited, Barclays Bank PLC and HSBC Securities (USA) Inc., as the joint lead arrangers and joint bookrunners (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 31, 2014).

Exhibit 99.1	Press Release dated September 3, 2014.